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                                                                    EXHIBIT 10.4

                                       SECURITY INTEREST SUBORDINATION AGREEMENT
                                                             (Personal Property)

("Lender")                                     ("Subordinating Bank")
STEARNS BANK NATIONAL ASSOCIATION              STEARNS BANK NATIONAL ASSOCIATION
4191 2ND STREET SOUTH                          4191 2ND STREET SOUTH
ST. CLOUD, MN 56301                            ST. CLOUD, MN 56301

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you STEARNS BANK NATIONAL ASSOCIATION ("Lender") from time to tome at your discretion to make loans to or enter into credit agreements with HUSKER AG, LLC ("Debtor"), the undersigned hereby agrees that (regardless of any priority otherwise available to the undersigned by law or by agreement) any security interest which the undersigned may now hold or may at any time hereafter acquire in any or all of the following property of Debtor (the "Property"), namely:

ALL INVENTORY AND ACCOUNTS; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS)

together, in each case, with all proceeds thereof, is, shall be and shall remain fully subordinate for all purposes to the security interest of Bank under the agreement that is attached hereto as Exhibit A.

     The undersigned further agrees that:

1. The undersigned will not exercise any collection rights with respect to the Property, will not take possession of, sell or dispose of, or otherwise deal with, the Property, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Property upon default, without prior written consent by Bank.

2. Bank may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Property, and may exercise and enforce any right or remedy available to Bank with respect to the Property, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone. Bank may apply the proceeds of collateral to any indebtedness secured by Bank's above-described security interest, in any order of application.

3. Neither the undersigned nor Bank (I) makes any representation or warranty concerning the Property or the validity, perfection or (except as to the subordination accomplished hereby) priority of any security interest therein, or (I) shall have any duty to preserve, protect care for, insure, take possession of, collect, dispose of or otherwise realize upon any of the Property.

4. The undersigned warrants that any purchaser or transferee of, or successor to, any security interest of the undersigned in any or all of the Property will be given detailed written notice of the subordination accomplished hereby, prior to the time of purchase, transfer or succession.

5. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Property, but the priority or parity of the rights and claims of the undersigned and Bank as general creditors of Debtor (rather than as secured parties) shall not be effected or impaired by this Agreement. This Agreement is made under the laws of the State in which it is accepted by the Bank. It cannot be waived or changed or ended, except by writing signed by the party to be bound thereby. This Agreement is made between Bank and undersigned. It shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of, and shall be enforceable by, Bank and its successors and assigns. The undersigned waives notice of Bank's acceptance hereof.

     Subordinating Bank:  STEARNS BANK NATIONAL ASSOCIATION

By                                                 Dated ______________, 20____
  ----------------------------------------
     Elliot Jensen, Senior Loan Officer


     Lender:              STEARNS BANK NATIONAL ASSOCIATION


By                                                  Dated ______________, 20____
  ----------------------------------------
     Elliot Jensen, Senior Loan Officer

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     Debtor:              HUSKER AG, LLC

By    /s/ O. Kelly Hodson                               Dated  3-17, 2003
   -------------------------------------
     O. Kelly Hodson, Chairman

By    /s/ Gary Kuester                                  Dated  3-14, 2003
   -------------------------------------
     Gary Kuester, Vice Chairman

By    /s/ Fred Knievel                                  Dated  3-14, 2003
   -------------------------------------
     Fred Knievel, Treasurer

By    /s/ Jack Frahm                                    Dated  March 14, 2003
   -------------------------------------
     Jack Frahm, Secretary